Swan Enhanced Dividend Income ETF

SCLZ

(A series of Northern Lights Fund Trust III)

Supplement dated April 2, 2025 to

the Prospectus and Summary Prospectus dated November 1, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and supersedes any information to the contrary in the Prospectus.

Effective immediately, the first paragraph of the Stock Selection Strategy on page 1 of the Prospectus and page 2 of the Summary Prospectus is replaced with the following:

The Fund’s sub-adviser constructs the Fund’s stock portfolio using a quantitative screening process. The sub-adviser begins with companies included in the S&P 100 Index. The index consists of U.S. large cap stocks, diversified across sectors and industries. The index tends to be cap-weighted with megacap stocks making up a larger proportion of the portfolio. The portfolio consists of "value", "core", and "growth" stocks. All of the stocks have healthy dividends and option chains, allowing the Fund to write options on the individual names and collect premiums

You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information dated November 1, 2024. This Supplement provides information that you should know before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request without charge by calling the Fund at 1-877-383-7259.